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                                THE GALAXY FUND

                     GALAXY INSTITUTIONAL MONEY MARKET FUND
                GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
                    GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND
              GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
             GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
                       GALAXY FLORIDA MUNICIPAL BOND FUND
                             GALAXY GROWTH FUND II

                                  TRUST SHARES

                     SUPPLEMENT DATED JULY 14, 2000 TO THE
                         PROSPECTUS DATED JUNE 1, 2000
                           (AS REVISED JUNE 26, 2000)

    The following information replaces the information applicable to the Money Market Funds currently found on page 35 of the Prospectus under "How to invest in the Funds":

If your order to buy shares of a Money Market Fund is received and accepted by Galaxy's distributor by 2:30 p.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 2:30 p.m. that day. If your order to buy shares of a Money Market Fund is received and accepted by Galaxy's distributor after 2:30 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you buy shares of each of the other Funds is the NAV per share next determined after your order is accepted. The price at which you sell shares of each Fund, including the Money Market Funds, is the NAV per share next determined after receipt of your order.

NAV is determined on each day the New York Stock Exchange is open for trading as of 2:30 p.m. (Eastern time) (for the Money Market Funds only) and at the close of regular trading that day (usually 4:00 p.m. Eastern time) for each Fund, including the Money Market Funds. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.
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                                THE GALAXY FUND

                             GALAXY PRIME RESERVES
                           GALAXY GOVERNMENT RESERVES
                           GALAXY TAX-EXEMPT RESERVES

                     SUPPLEMENT DATED JULY 14, 2000 TO THE
                       PROSPECTUS DATED NOVEMBER 27, 1999

    The following two paragraphs replace the second and third paragraphs on page 11 of the Prospectus under "How to invest in the Funds--Buying and selling shares":

    If your order to buy shares is received and accepted by Galaxy's distributor before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends on the day of purchase) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. (Eastern time) on the day of your order. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below. Shares do not earn dividends on the day a redemption order is effected.

    NAV is determined on each day the New York Stock Exchange is open for trading as of the close of regular trading that day (usually 4:00 p.m. Eastern time). The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.